EXHIBIT 32

CERTIFICATIONS UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the quarterly report of K-Tronik International, Inc. (the "Company") on Form 10QSB for the fiscal year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Kim, President & C.E.O. of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT KIM

Name: Robert Kim
Title: President & Chief Executive Officer
September 1, 2004

In connection with the quarterly report of K-Tronik International, Inc. (the "Company") on Form 10QSB for the fiscal period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Edwards, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENNETH EDWARDS

Name: KENNETH EDWARDS
Title: Chief Financial Officer and Chief Accounting Officer
September 1, 2004